    Exhibit 99.1

Century Aluminum Company Reports First Quarter 2021 Results

Chicago, May 5, 2021 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its first quarter 2021 results.

First Quarter 2021 Financial Results

•Shipments of 195,697 tonnes
•Net sales of $444.0 million
•Net loss of $(140.0) million, or $(1.55) per share
•Adjusted net loss(1) of $(52.5) million, or $(0.54) per share
•Adjusted EBITDA(1) of $(19.7) million primarily due to higher power prices as a result of the extraordinarily cold temperatures in the U.S. Midwest and South during February 2021

$MM (except shipments and per share data)
	Q4 2020	Q1 2021
Shipments (tonnes)	194,940	195,697
Net sales	$389.1	$444.0
Net income (loss)	$(35.5)	$(140.0)
Diluted earnings (loss) per share	$(0.40)	$(1.55)
Adjusted net income (loss)(1)	$(30.6)	$(52.5)
Adjusted earnings (loss) per share(1)	$(0.32)	$(0.54)
Adjusted EBITDA(1)	$0.8	$(19.7)

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures

Shipments of primary aluminum for the quarter ended March 31, 2021 remained flat compared to the quarter ended December 31, 2020. Net sales for the first quarter of 2021 increased by 14 percent sequentially due to higher aluminum prices and regional premiums.
Century reported a net loss of $(140.0) million for the first quarter of 2021, a $104.5 million increase in net loss sequentially. First quarter results were negatively impacted by $87.4 million of exceptional items, in particular $92.7 million of unrealized losses on forward derivative contracts (net of tax). Thus, Century reported an adjusted net loss of $(52.5) million for the first quarter of 2021, a $21.9 million increase in adjusted net loss sequentially.
Adjusted EBITDA for the first quarter of 2021 was $(19.7) million, a decrease of $20.5 million from the prior quarter primarily driven by higher power prices as a result of extraordinarily cold temperatures in the U.S. Midwest and South during February 2021.
Century's cash position at quarter end was $26.3 million and availability under our revolving credit facilities was $63.8 million. Quarterly cash flow was negatively impacted as a result of the initial spend for the restart at our Mt. Holly facility, our normal semi-annual debt interest payment, and changes in working capital.
“We are making solid progress on the enhancements to our safety systems and processes, including robust training in safety leadership for our people,” commented Michael Bless, President and Chief Executive Officer. “Century’s entire team is committed to and focused on this principal priority. We are also continuing to develop our low-carbon aluminum products as well as the expansion of our smelters’ exposure to renewable power resources; we are committed to playing an important role in this critical global effort and meeting the growing demand from our customers for green products.”

Mr. Bless continued, “Industry conditions have continued to improve, reflecting the pace and level of general manufacturing activity. The global primary aluminum market is in balance, and global inventories continue to fall. The availability of prompt metal units in our key markets remains constrained, driven by robust demand and the limited global capacity additions. The outlook for the industry remains uniformly healthy.”

“We made good progress on many important initiatives during the quarter,” concluded Mr. Bless. “Hawesville has returned to stability, and the team has begun the process of restoring the capacity impacted by the equipment malfunctions in late December; in addition, we were pleased to reach a new five-year labor contract which provides a solid base for the plant’s stability, growth and development. The new power contract for Mt. Holly was approved by all required parties, and began as scheduled on April 1; we have started the rebuild activity that will bring this excellent plant to 75 percent of its design capacity. Finally, the recently completed debt refinancing lowers Century’s cost of capital and provides incremental liquidity.”

About Century Aluminum Company
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance.  These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash.  Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management.  The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP.  In addition, because not all companies use identical calculations, adjusted net income, adjusted earnings per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies.  Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are statements about future events and are based on our current expectations.  These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may."  Our forward-looking statements include, without limitation, statements with respect to: our assessment of global and local financial and economic conditions; our assessment of the aluminum market and aluminum prices (including premiums); our assessment of alumina pricing and costs associated with our other key raw materials, including power; the impact of the ongoing COVID-19 pandemic, and governmental guidance and regulations aimed at addressing the pandemic, including any possible impact on our business, operations, financial condition, results of operation, global supply chains or workforce; the future financial and operating performance of Century and its subsidiaries; our ability to successfully manage market risk and to control or reduce costs; our plans and expectations with respect to future operations, including any plans and expectations to curtail or restart production, including the expected impact of any such actions on our future financial and operating performance; our plans and expectations with regards to future operations of our Mt. Holly smelter, including our expectations as to the restart of curtailed production at Mt. Holly, including the timing, costs and benefits associated with this restart project; our expectations with respect to the anticipated impact of Hawesville equipment issues on shipment volumes, as well as the anticipated timing and anticipated costs of returning Hawesville to 80% of operating capacity; our plans with regards to future operations of our Hawesville smelter, including our expectations as to the restart of curtailed production at Hawesville and bringing the smelter back to full production and expectations as to the timing, costs and benefits associated with this restart project; our ability to successfully obtain long-term competitive power arrangements for our operations; the impact of Section 232 relief, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; the impact of any new or changed law, regulation, including, without limitation, sanctions or other similar remedies or restrictions; our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; our ability to repay or refinance debt in the future; our ability to recover losses from our insurance; estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; our assessment of any future tax audits or insurance claims and their respective outcomes; negotiations with labor unions; our assessment of any information technology related risks, including the risk from cyberattack or data security breaches; and our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis.  However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements.  Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission.  Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended.  Many of these factors are beyond our ability to control or predict.  Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements.  We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	March 31	December 31	March 31
	2020	2020	2021
NET SALES:
Related parties	$271.0	$233.1	$268.3
Other customers	150.2	156.0	175.7
Total net sales	421.2	389.1	444.0
Cost of goods sold	416.4	390.3	464.7
Gross profit (loss)	4.8	(1.2)	(20.7)
Selling, general and administrative expenses	8.9	11.8	16.1
Other operating (income) expense - net	0.3	0.2	0.1
Operating income (loss)	(4.4)	(13.2)	(36.9)
Interest expense - Hawesville term loan	(0.7)	(0.3)	(0.3)
Interest expense	(6.0)	(8.7)	(9.0)
Interest income	0.1	0.2	0.1
Net gain (loss) on forward and derivative contracts	3.8	(15.4)	(98.1)
Other income (expense) - net	1.7	0.5	1.9
Income (loss) before income taxes and equity in earnings of joint ventures	(5.5)	(36.9)	(142.3)
Income tax benefit (expense)	2.8	1.5	2.3
Income (loss) before equity in earnings of joint ventures	(2.7)	(35.4)	(140.0)
Equity in earnings (losses) of joint ventures	—	(0.1)	—
Net income (loss)	$(2.7)	$(35.5)	$(140.0)

Net income (loss) allocated to common stockholders	$(2.7)	$(35.5)	$(140.0)
EARNINGS (LOSS) PER COMMON SHARE:
Basic and Diluted	$(0.03)	$(0.40)	$(1.55)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and Diluted	89.3	89.7	90.1

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	December 31, 2020	March 31, 2021
ASSETS
Cash and cash equivalents	$81.6	$26.3
Restricted cash	2.7	1.2
Accounts receivable - net	51.0	57.4
Due from affiliates	10.3	21.3
Inventories	291.1	303.0
Derivative assets	6.4	13.8
Prepaid and other current assets	12.9	17.9
Total current assets	456.0	440.9
Property, plant and equipment - net	880.4	867.4
Due from affiliates - less current portion	1.7	—
Other assets	61.5	55.1
TOTAL	$1,399.6	$1,363.4
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$106.1	$116.2
Interest payable	15.0	—
Due to affiliates	21.7	39.7
Accrued and other current liabilities	54.5	62.3
Derivative liabilities	4.9	62.8
Accrued employee benefits costs	10.3	10.1
Hawesville term loan	20.0	15.0
U.S. revolving credit facility	—	50.4
Industrial revenue bonds	7.8	7.8
Total current liabilities	240.3	364.3
Senior notes payable	243.1	243.4
Iceland revolving credit facility	45.0	—
Accrued pension benefits costs - less current portion	65.2	63.0
Accrued postretirement benefits costs - less current portion	101.5	101.1
Other liabilities	44.8	67.3
Leases - right of use liabilities	24.3	23.2
Due to affiliates - less current portion	0.1	6.5
Deferred taxes	89.2	86.3
Total noncurrent liabilities	613.2	590.8

SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 63,589 outstanding at December 31, 2020; 160,000 issued and 63,452 outstanding at March 31, 2021)	0.0	0.0
Common stock (one cent par value, 195,000,000 authorized; 97,242,318 issued and 90,055,797 outstanding at December 31, 2020; 97,274,235 issued and 90,087,714 outstanding at March 31, 2021)	1.0	1.0
Additional paid-in capital	2,530.0	2,530.9
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(118.8)	(117.5)
Accumulated deficit	(1,779.8)	(1,919.8)
Total shareholders’ equity	546.1	408.3
TOTAL	$1,399.6	$1,363.4

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Three months ended March 31
	2020	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(2.7)	(140.0)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Unrealized (gain) loss on derivative instruments	(3.7)	94.4
Lower of cost or NRV inventory adjustment	13.4	—
Depreciation and amortization	20.2	20.9
Other non-cash items - net	(0.7)	3.2
Change in operating assets and liabilities:
Accounts receivable - net	17.2	(6.4)
Due from affiliates	20.2	(12.2)
Inventories	(10.4)	(11.8)
Prepaid and other current assets	0.1	(3.1)
Accounts payable, trade	(11.3)	(4.9)
Due to affiliates	(3.2)	7.0
Accrued and other current liabilities	(5.6)	3.8
Other - net	1.1	(0.7)
Net cash provided by (used in) operating activities	34.6	(49.8)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(6.0)	(7.4)
Proceeds from sale of property, plant and equipment	0.1	—
Net cash provided by (used in) investing activities	(5.9)	(7.4)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on Hawesville term loan	(5.0)	(5.0)
Borrowings under revolving credit facilities	121.8	197.6
Repayments under revolving credit facilities	(35.8)	(192.2)
Net cash provided by (used in) financing activities	81.0	0.4
CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	109.7	(56.8)
Cash, cash equivalents and restricted cash, beginning of year	39.7	84.3
Cash, cash equivalents and restricted cash, end of year	$149.4	$27.5

Supplemental Cash Flow Information:
Cash paid for:
Interest	$0.8	16.1
Taxes	—	—
Non-cash investing activities:
Capital expenditures	1.2	1.8

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2021
1st Quarter	116,437	$275.6	79,260	$164.2	195,697	$439.8

2020
4th Quarter	116,839	$243.1	78,101	$145.5	194,940	$388.6
1st Quarter	129,114	$273.8	73,791	$141.0	202,905	$414.8
    Notes:
    (1) Excludes scrap aluminum sales and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	December 31, 2020		March 31, 2021
	$MM	EPS	$MM	EPS
Net income (loss) as reported	$(35.5)	$(0.40)	$(140.0)	$(1.55)
Lower of cost or NRV inventory adjustment, net of tax	(2.4)	(0.02)	(3.9)	(0.04)
Unrealized (gain) loss on derivative instruments, net of tax	13.6	0.15	92.7	1.03
Sebree equipment failure, net of insurance proceeds	(0.8)	(0.01)	(1.4)	(0.02)
Litigation settlement	(5.5)	(0.06)	—	—
Impact of preferred shares	—	0.02	—	0.04
Adjusted net income (loss)	$(30.6)	$(0.32)	$(52.5)	$(0.54)

	Three months ended
	December 31, 2020	March 31, 2021
Net Income (loss) as reported	$(35.5)	$(140.0)
Interest expense	8.7	9.0
Interest expense - Hawesville term loan	0.3	0.3
Interest income	(0.2)	(0.1)
Net (gain) loss on forward and derivative contracts	15.4	98.1
Other (income) expense - net	(0.5)	(1.9)
Income tax expense (benefit)	(1.5)	(2.3)
Equity in (Earnings)/Losses of joint venture	$0.1	$—
Operating income (loss)	$(13.2)	$(36.9)
Lower of cost or NRV inventory adjustment	(2.4)	(3.9)
Sebree equipment failure, net of insurance proceeds	(0.8)	(1.4)
Litigation settlement	(5.5)	—
Depreciation and amortization	22.7	22.5
Adjusted EBITDA	$0.8	$(19.7)

Contact
Peter Trpkovski
(Investors and media)
312-696-3132

Source: Century Aluminum Company